Exhibit 1.2

U.S. BANCORP

UNDERWRITING AGREEMENT

STANDARD PROVISIONS

(PREFERRED STOCK, WHICH MAY BE

REPRESENTED BY DEPOSITARY SHARES)

(April 29, 2013)

From time to time, U.S. Bancorp, a Delaware corporation (the “Company”), may enter into one or more underwriting agreements (each such agreement, an “Underwriting Agreement”) that provide for the sale of shares of certain shares of its Preferred Stock, par value $1.00 per share (the “Preferred Shares”) (which may be represented by depositary shares (the “Depositary Shares”) deposited against delivery of Depositary Receipts (the “Depositary Receipts”) evidencing the Depositary Shares that are to be issued by the depositary specified in the applicable Underwriting Agreement (the “Depositary”), under a deposit agreement, dated the date specified in such Underwriting Agreement (the “Deposit Agreement”), among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder) (the Preferred Shares and the Depositary Shares, if any, representing the Preferred Shares, collectively, the “Securities”), to the several underwriters (the “Underwriters”) named therein. Each Depositary Share will represent beneficial ownership of the fraction of a Preferred Share specified in such Underwriting Agreement.

The standard provisions hereof may be incorporated by reference in any Underwriting Agreement. As used herein, the term “Preferred Stock” means the series of preferred stock named in the first sentence of the Underwriting Agreement and the term “Depositary Shares” means the depositary shares, if any, specified in the first sentence of the Underwriting Agreement. The term “Agreement” means the Underwriting Agreement, including the provisions hereof incorporated therein by reference. Unless otherwise defined herein, all other defined terms have the meanings ascribed thereto in the Underwriting Agreement.

I

The Company may issue from time to time, in one or more series, Securities pursuant to the provisions of the automatic shelf registration statement on Form S-3 filed on April 21, 2011 (Registration No. 333-173636), as thereby amended. Such Securities may be issued in amounts, at prices and other terms to be determined in light of market conditions at the time of sale. The specific number of the Securities, title and liquidation preference of each Security, issuance price, distribution rate or rates (or method of calculation), distribution periods, distribution payment dates, redemption provisions, and any other specific terms of the Securities shall be set forth in a prospectus supplement. Promptly after execution and delivery of an Underwriting Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B under the Securities Act and paragraph (b) of Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”). Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B(f) is referred to as the “Rule 430B Information.”

The Securities specified in Schedule I to the Underwriting Agreement are the “Firm Securities.” If specified in such Underwriting Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of the Securities specified in such Underwriting Agreement as provided in Article III hereof (the “Optional Securities”). The Firm Securities and the Optional Securities, if any, which the Underwriters may elect to purchase pursuant to Article III hereof are herein collectively called the “Offered Securities.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement in respect of the Preferred Stock and the Depositary Shares (collectively, the “Registered Securities”), including a prospectus relating to the Registered Securities, and will file with, the Commission a prospectus supplement specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act. Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the rules and regulations under the Securities Act, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”

The term “Basic Prospectus” means the base prospectus relating to the Registered Securities included in the Registration Statement in the form in which it has most recently been filed with the Commission and became effective on or prior to the date of the Underwriting Agreement.

The term “Prospectus” means the final prospectus supplement, dated the date of the Underwriting Agreement, relating to the Offered Securities and the Basic Prospectus, collectively, in the form first furnished to the Underwriters for use in connection with the offering of the Offered Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at the time of the execution of the Underwriting Agreement.

The term “Preliminary Prospectus” means a preliminary prospectus (including the Basic Prospectus and any preliminary prospectus supplement) used in connection with the offering of the Offered Securities that omits Rule 430B Information.

As used herein, the terms “Registration Statement,” “Basic Prospectus,” “Prospectus” and “Preliminary Prospectus” shall include in each case the material, if any, incorporated by reference therein as of its effective time, in the case of the Registration Statement and the Basic Prospectus, and as of the date of such prospectus, in the case of any Prospectus or Preliminary Prospectus. Any reference to any amendment or supplement to the Basic Prospectus, Prospectus or preliminary prospectus shall be deemed to refer to and include any document incorporated by reference after the date of such Basic Prospectus or any Prospectus or Preliminary Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any document incorporated by reference after the effective time of such Registration Statement.

The term “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Offered Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Offered Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the records of the Company pursuant to Rule 433(g).

The term “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to the Underwriting Agreement.

The term “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references herein to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

II

The terms of the public offering of the Firm Securities are set forth in the General Disclosure Package (as such term is defined in Article VII(c) hereof) and the Prospectus.

III

The Company may specify in the Underwriting Agreement applicable to any Securities that the Company thereby grants to the Underwriters the right (an “Overallotment Option”) to purchase at their election up to the number of Optional Securities set forth in such Underwriting Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from each of the Representatives (as defined in the Underwriting Agreement) to the Company, given within a period specified in the Underwriting Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the first Closing Date or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Underwriting Agreement.

The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Underwriting Agreement applicable to such Securities shall be, in each case, the number of Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter; provided, that, if the Company have not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Underwriting Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 10 shares). The total number of Offered Securities to be purchased by all Underwriters pursuant to such Underwriting Agreement shall be the aggregate number of Firm Securities set forth in Schedule I to such Underwriting Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase.

IV

Payment for the Securities shall be made in federal (same day) funds at the time, date and place set forth in the Underwriting Agreement, upon delivery to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the respective accounts of the several Underwriters of the Securities. Each time and date of such payment and delivery of the Securities, including any payment and delivery pursuant to the exercise of the Overallotment Option by the Underwriters, is herein referred to as a “Closing Date.” The Company will cause the certificates representing the Securities to be made available for checking and packaging at least one day prior to the Closing Date at the office of DTC or its designated custodian.

V

The several obligations of the Underwriters hereunder are subject to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Underwriting Agreement are, at and as of each Closing Date, true and correct, the condition that the Company shall have performed all of its respective obligations hereunder theretofore to be performed, and to the following additional conditions:

(a) The Representatives shall have received on the Closing Date a certificate of the Chairman, Vice Chairman, President or a Vice President of the Company, each dated the Closing Date and to the effect (i) that there has been no downgrading, nor any notice given of any potential or intended downgrading, or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any nationally recognized statistical rating organization, (ii) that the representations and warranties of the Company contained in Article VII are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

(b) The Representatives shall have received on the Closing Date an opinion of Squire Sanders (US) LLP, counsel to the Company, dated the Closing Date, and addressed to the Underwriters, to the effect set forth in Exhibit A.

(c) The Representatives shall have received on the Closing Date an opinion of the General Counsel of the Company, and addressed to the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B.

(d) The Representatives shall have received on the Closing Date an opinion of counsel to the Underwriters specified in the applicable Underwriting Agreement (the

“Underwriters’ Counsel”), dated the Closing Date, and addressed to the Representatives, relating to the incorporation of the Company, the validity of the Offered Securities and the Underwriting Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request.

(e) The Representatives shall have received on the Closing Date an opinion of special tax counsel for the Company, to be specified in the Underwriting Agreement (the “Special Tax Counsel”), dated the Closing Date and addressed to the Underwriters, to the effect set forth in Exhibit C.

(f) At the time of execution of the applicable Underwriting Agreement, the Representatives shall have received a letter dated such date, in form and substance satisfactory to the Representatives, from Ernst & Young LLP, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the General Disclosure Package.

(g) On the Closing Date, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Article V, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date, and such letter shall contain statements and information with respect to certain financial information contained in the Prospectus.

(h) On or prior to the Closing Date, the Underwriters’ Counsel, shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and the Underwriters’ Counsel.

(i) Since the date of the latest audited financial statements incorporated by reference in the General Disclosure Package and the Prospectus, (i) there shall not have been any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth in the General Disclosure Package and the Prospectus, and (ii) there shall not have occurred since the date of the applicable Underwriting Agreement any outbreak or escalation of hostilities or any material change in financial markets or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated by the General Disclosure Package and the Prospectus, and (iii) trading in securities of the Company as of the date of the Underwriting Agreement shall not have been suspended by the Commission or a national securities exchange, nor shall trading generally on either the Nasdaq Global Market or the New York Stock Exchange

have been suspended, or minimum or maximum prices for trading of securities generally have been fixed, or maximum ranges for prices for securities (other than trading limits currently in effect and other similar trading limits) have been required, or trading otherwise materially limited, by either of said exchanges or by order of the Commission or any other governmental authority, nor shall a banking moratorium have been declared by either Federal or New York authorities nor shall a banking moratorium have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Securities are denominated or payable, and (iv) there shall not have been a material disruption in commercial banking or securities settlement or clearance services in the United States and (v) the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company as of the date of the Underwriting Agreement shall not have been downgraded nor shall any notice have been given by any such nationally recognized statistical rating organization of any intended or potential downgrading or any review for possible change that does not indicate the direction of the possible change in such rating, and (vi) the General Disclosure Package and the Prospectus, at the time it was required to be delivered to a purchaser of the Offered Securities, shall not have contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

(j) The Representatives shall have received on the Closing Date a certificate of the Depositary.

(k) If any Depositary Shares are to be issued, the Deposit Agreement shall have been duly authorized, executed and delivered, in a form reasonably satisfactory to the Representatives, and will conform in all material respects to the statements relating thereto in the General Disclosure Package and the Prospectus.

(l) The Depositary Shares (or, if none, the Preferred Shares) to be sold by the Company at such time of delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

VI

In further consideration of the agreements of the Underwriters contained in the Underwriting Agreement, the Company covenants as follows:

(a) The Company will give the Representatives notice of their intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act or otherwise. The Company will furnish the Representatives with copies of any such amendment or supplement or other documents, other than documents filed pursuant to the Exchange Act, proposed to be filed a reasonable time in advance of filing, and will furnish the Representatives with copies of documents filed pursuant to the Exchange Act promptly upon the filing thereof;

(b) The Company will promptly notify the Representatives immediately (i) of the filing and effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus or any amendment or supplement thereto, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of initiation of any proceedings for that purpose, or (vi) of the suspension of qualification of the Offered Securities for offering or sale in any jurisdiction or the initiation or threat of initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or suspension of qualification and, if any stop order or suspension of qualification is issued, to obtain the lifting thereof at the earliest possible moment;

(c) If, during the period after the date of the first public offering of the Offered Securities when the Prospectus (or in lieu thereof, a notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of the counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations issued by the Commission thereunder, immediate notice shall be given, and confirmed in writing, to the Representatives, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Exchange Act, the Securities Act or otherwise, or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, and the Company will use its best efforts to have any such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Offered Securities); and if at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any other registration statement relating to the Offered Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission;

(d) The Company will make generally available to its security holders (as defined in Rule 158) as soon as practicable, but not later than 45 days after the close of each of the first three fiscal quarters of each fiscal year and 90 days after the close of each fiscal year, earnings statements (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve month period beginning not later than the first day of the fiscal quarter next following the effective date of the Registration Statement (as defined in Rule 158) with respect to each sale of Securities;

(e) The Company will deliver to the Representatives, without charge, as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Representatives may reasonably request; and the copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Company will furnish to the Representatives as many copies of the Prospectus (as amended or supplemented) as the Representatives shall reasonably request so long as the Underwriters are required to deliver a Prospectus (or in lieu thereof, a notice referred to in
Rule 173(a) under the Securities Act) in connection with the offering or sale of the Offered Securities; and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(f) The Company will endeavor, in cooperation with the Representatives, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided;

(g) The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(h) The Company will use the net proceeds received by it from the sale of Offered Securities pursuant to the Underwriting Agreement, in the manner specified in the Prospectus under the caption “Use of Proceeds,” and comply with the provisions of this Article VI that are applicable to it;

(i) The Company will use its best efforts to list, subject to notice of issuance, the Offered Securities on the New York Stock Exchange;

(j) The Company will: (A) prepare the Prospectus as amended and supplemented in relation to the applicable Offered Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act in the manner and within the time period required by Rule 424(b); (B) prepare a final term sheet, containing solely a description of the Offered Securities, in a form approved by you and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule; (C) file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d); and (D)

make no further amendment or any supplement to the Registration Statement or Prospectus after the date of the Underwriting Agreement relating to such Offered Securities and prior to any Closing Date for such Offered Securities which shall be disapproved by the Representatives for such Offered Securities promptly after reasonable notice thereof; and

(k) The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

VII

The Company represents and warrants to each Underwriter that:

(a) The Registration Statement has been filed with the Commission in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Registration Statement, but including all documents incorporated by reference in the Basic Prospectus, to the Representatives for each of the other Underwriters and the Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters; no order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission; the Company meets the requirements for use of Form S-3; and a prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on
Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B under the Securities Act);

(b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and when read together and with the other information in Registration Statement, the General Disclosure Package and the Prospectus, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the Offered Securities and (c) as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and the Company has given the Representatives notice of any filings made pursuant to the Exchange Act or the rules and regulations thereunder within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object;

(c) At the respective times the Original Registration Statement and each post-effective amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the Securities Act and at the Closing Date, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations under the Trust Indenture Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Preliminary Prospectus complied when filed with the Commission in all material respects with the rules and regulations under the Securities Act and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and, as of the Applicable Time, neither (x) the Preliminary Prospectus and the Issuer General Use Free Writing Prospectus(es), all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified; provided, however, that the representations and warranties in this Article VII(c) shall not apply to statements in or omissions from the Registration Statement, the Prospectus, the General Disclosure Package or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein or to that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of any trustee;

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with corporate power and authority to (A) own, lease and operate its properties and conduct its business as described in the General Disclosure Package and the Prospectus and (B) to execute and deliver the Underwriting Agreement and, if any Depositary Shares are to be issued, the Deposit Agreement, and consummate the transactions herein and therein contemplated, and perform its obligations hereunder and thereunder; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to do so to qualify or to be in good standing would not result in a Material Adverse Effect (as hereinafter defined);

(e) U.S. Bank National Association, the Company’s principal subsidiary bank, has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the General Disclosure Package and the Prospectus; all of the issued and outstanding capital stock of such bank has been duly authorized and validly issued and is fully paid and, except as provided in 12 U.S.C. Section 55, non-assessable; 100% of its capital stock, other than any director’s qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

(f) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) the transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and
15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer; and the Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the General Disclosure Package and the Prospectus;

(g) The authorized capitalization of the Company is as set forth in documents incorporated by reference in the General Disclosure Package and the Prospectus, and the shares of issued and outstanding capital stock set forth thereunder have been duly authorized and validly issued and are fully paid and non-assessable;

(h) If any Depositary Shares are to be issued, the Deposit Agreement has been duly authorized and when validly executed and delivered by the Company will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect, and (B) general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing; and the Depositary Shares are entitled to the benefits of the Deposit Agreement; and such Deposit Agreement will conform to the description thereof in the General Disclosure Package and the Prospectus;

(i) The Preferred Shares and the Depositary Shares, if any, have been duly and validly authorized for issuance and sale, and, when the Firm Securities and any Option Securities are issued and delivered against payment therefor pursuant to the Underwriting Agreement with respect to such Securities, the Preferred Shares and the Depositary Shares, if any, will be duly and validly issued and fully paid and non-assessable; and all corporate action required to be taken for the authorization, issue and sale of the Depositary Shares has been validly and sufficiently taken and upon deposit of the Depositary Shares with the Depositary pursuant to the Deposit Agreement and the due execution by the Depositary of the Deposit Agreement and the Receipts, in accordance with the Deposit Agreement, such Depositary Shares will represent legal and valid interests in the Preferred Shares; the Preferred Shares and the Depositary Shares, if any, conform to the description thereof contained in the Registration Statement and will conform to the description thereof contained in the General Disclosure Package and the Prospectus as amended or supplemented with respect to such Securities;

(j) The issue and sale of the Preferred Shares and the Depositary Shares, if any, and the compliance by the Company with all of the provisions thereof and of the Underwriting Agreement and, if any Depositary Shares are to be issued, the Deposit Agreement, and the consummation of the transactions herein and therein contemplated, and the performance of its obligations hereunder and thereunder, will not contravene any provision of applicable law, the certificate of incorporation or bylaws of the Company or articles of association or bylaws of U.S. Bank National Association or any agreement or other instrument binding upon the Company or U.S. Bank National Association that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; and no consent, approval, authorization, license or order of, or qualification, filing or registration with, any governmental or regulatory body is required for the performance by the Company of its obligations under the Underwriting Agreement or, if any Depositary Shares are to be issued, the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities, and the consummation of the transactions contemplated herein and therein;

(k) Neither the Company nor U.S. Bank National Association is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would be material to the Company and its subsidiaries taken as a whole;

(l) The statements set forth in the Basic Prospectus under the caption “Securities We May Offer” and the statements set forth in the General Disclosure Package and Prospectus under the captions “Summary—About U.S. Bancorp,” “Description of Capital Stock,” “Description of

Series H Preferred Stock,” “Description of Depositary Shares,” “Certain Terms of the Replacement Capital Covenant,” “Certain U.S. Income Tax Considerations,” “Underwriting (Conflicts of Interest)” and such other sections as may be identified in the Underwriting Agreement, are accurate, complete and fair;

(m) The Company is not, and after giving effect to the issuance of the Preferred Stock and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus will not be an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) or controlled by an entity required to be registered under the 1940 Act as an “investment company”;

(n) The Company and the subsidiaries of the Company own or possess or have obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate their respective properties and to carry on their respective businesses as presently conducted;

(o) The Company and the subsidiaries of the Company own or possess adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of the subsidiaries of the Company has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;

(p) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of the subsidiaries of the Company, which might result in any material adverse change in the condition, financial or otherwise, of the Company and the subsidiaries of the Company considered as one enterprise, or in the business prospects of the Company and the subsidiaries of the Company considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement and the consummation of the transactions contemplated hereby; and there are no material contracts or documents of the Company or any of the subsidiaries of the Company which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commission thereunder which have not been so filed;

(q) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent;

(r) Ernst & Young LLP (or another nationally recognized firm of independent public accountants), who certified the financial statements and the Company’s internal controls included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations thereunder.

(s) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, comply as to form in all material respects with the requirements of the Securities Act and present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; and the pro forma financial information, and the related notes thereto, included or incorporated by reference to the General Disclosure Package and the Prospectus, have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations issued by the Commission thereunder;

(t) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has not been any material decrease in the capital stock or material increase in the long-term debt to third parties of the Company or any subsidiary of the Company that would constitute a “significant subsidiary” within the meaning of Article I of Regulation S-X of the Securities Act, (B) there has been no material adverse change in the condition, financial or otherwise, of the Company and the subsidiaries of the Company considered as one enterprise or in the earnings, affairs or business prospects of the Company and the subsidiaries of the Company considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), and (C) there have been no material transactions entered into by the Company, or any of the subsidiaries of the Company, other than those in the ordinary course of business;

(u) This Agreement has been duly authorized, executed and delivered by the Company;

(v) Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”) has taken, nor will the Company or any Affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities;

(w) To the best knowledge of the Company, the operations of the Company and its subsidiaries are currently in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and any instances of non-compliance have been resolved with the applicable governmental agency and no formal action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(x) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(y) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(z) The Company and, to the best of its knowledge, its officers and directors are in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

(aa)(A) At the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to Offered Securities in reliance on the exemption of Rule 163 under the Securities Act and (B) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to use of the automatic shelf registration statement and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement; and

(bb) Any certificate signed by any officer of the Company and delivered to the Underwriters or its in connection with an offering of any Securities, or the sale of Securities to you pursuant to any applicable Underwriting Agreement, shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby on the date of such certificate and at the Closing Date(s) referred subsequent thereto relating to such offering or sale.

VIII

(a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter (each an “Indemnified Person”) within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including without limitation the Rule 430B Information (or any amendment to the Registration Statement), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement), the General Disclosure Package or in any Issuer Free Writing Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission was made in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Company by the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement), the General Disclosure Package or any Issuer Free Writing Prospectus;

(ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by the Representatives as aforesaid) if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld or delayed); and

(iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Indemnified Person), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by the Representatives as aforesaid), to the extent that any such expense is not paid under (i) or (ii) above.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors or trustees, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Article VIII, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement), the General Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by the Representatives expressly for use in the Registration Statement

(or any amendment thereto), the Prospectus (or any amendment or supplement thereto or any related preliminary prospectus or preliminary prospectus supplement), the General Disclosure Package or any Issuer Free Writing Prospectus.

(c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that when more than one of the Underwriters is an indemnified party each such Underwriter shall be entitled to separate counsel (in addition to any local counsel) in each such jurisdiction to the extent such Underwriter may have interests conflicting with those of the other Underwriter or Underwriters because of the participation of one Underwriter in a transaction hereunder in which the other Underwriter or Underwriters did not participate. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article VIII is for any reason held to be unavailable to the Underwriters in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company on the one hand and the Underwriters on the other with respect to Securities sold to the Underwriters in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in such proportion represented by the percentage that the total commissions and underwriting discounts received by the Underwriters to the date of such liability bears to the total sales price (before deducting expenses) received by the Company from the sale of the Offered Securities made to the Underwriters to the date of such liability, and the Company is responsible for the balance. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Underwriters failed to give the notice required under (c), then the Company on the one hand and the Underwriters on the other shall contribute to such aggregate losses, liabilities, claims, damages and expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph were determined pro rata (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this paragraph, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in the second sentence of this paragraph that were offered and sold to the public through the Underwriters exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled under this paragraph to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Article VIII, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

IX

The indemnity and contribution agreements contained in Article VIII hereof and the representations and warranties of the Company in this Agreement or in any certificate submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or each of their respective directors or trustees or each of their officers or any person controlling the Company and (iii) acceptance of any payment for any of the Offered Securities, if any.

X

If any Underwriter shall default in its obligation to purchase the Offered Securities, which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Offered Securities or the Company notifies the Representatives that it has so arranged for the purchase of such Offered Securities, the Representatives or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary. The term “Underwriters” as used in this Agreement shall include any person substituted under this Article X with like effect as if such person had originally been a party to this Agreement with respect to such Offered Securities.

If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in the immediately preceding paragraph hereof, the aggregate principal amount of such Offered Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Offered Securities then the Company shall have the right to require each non-defaulting Underwriter to purchase the Offered Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Offered Securities which such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in the first paragraph of this Article X, the aggregate principal amount of Offered Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Offered Securities or if the Company shall not exercise the right described in the immediately preceding paragraph to require non-defaulting Underwriters to purchase Offered Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriters, the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Article XI hereof and the indemnity and contribution agreements in Article VIII hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

XI

The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and to dealers and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors; (ii) the cost of printing this Agreement and any Blue Sky and legal investment memoranda; (iii) all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided in Article VI hereof, including the fees and disbursements of counsel in connection with such qualification and in connection with the preparation of any Blue Sky memorandum or any Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing stock certificates and Depositary Receipts; (vi) the fees and expenses of the Depositary and any agent of the Depositary and the fees and disbursements of counsel for the Depositary in connection with the Deposit Agreement and the Depositary Shares if any Depositary Shares are to be issued; (vii) the fees and expenses incident to any Overallotment Options which are not otherwise specifically provided for in this

Article XI; (viii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered Securities made by the Underwriters caused by a breach of the representation contained in the fourth paragraph of Article VII(c); (x) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Article XI. It is understood, however, that, except as provided in this Article XI and Articles VIII and XII hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

XII

If the Underwriting Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of the Underwriting Agreement, or if for any reason the Company shall be unable to perform its obligations under the Underwriting Agreement except pursuant to Article X hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated the Underwriting Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Offered Securities.

XIII

In all dealings hereunder, the Representatives of the Underwriters of Offered Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the representatives, if any, as may be designated for such purpose hereunder.

All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the principal offices of the Representatives and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Underwriting Agreement, Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Article VIII hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Underwriters’ Questionnaire, which address will be supplied to the Company by the Representatives upon request.

XIV

This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Article VIII hereof, the officers and directors of the Company, each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

XV

The Company acknowledges and agrees that (i) the purchase and sale of the Offered Securities pursuant to this Agreement, including the determination of the public offering price of the Offered Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is and has been acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby and the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Company has consulted their own legal and financial advisors to the extent they deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto, or the financial, tax or other related consequences of the transaction for the Company.

XVI

Time shall be of the essence of this Agreement.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

Exhibit A

Opinion of Counsel for the Company

The opinion or opinions of Squire Sanders (US) LLP, counsel for the Company, to be delivered pursuant to Article V(b) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) The Company has corporate power and authority to (A) own, lease and operate its properties and conduct its business as described in the General Disclosure Package and the Prospectus and (B) execute the Underwriting Agreement and, if any Depositary Shares are to be issued, the Deposit Agreement, and consummate the transactions herein and therein contemplated, and perform its obligations hereunder and thereunder.

(iii) U.S. Bank National Association has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States, and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the General Disclosure Package and the Prospectus.

(iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(v) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect, and (B) general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

(vi) The Preferred Shares and the Depositary Shares, if any, have been duly and validly authorized for issuance and sale, and, when the Firm Securities and any Option Securities are issued and delivered against payment therefor pursuant to the Underwriting Agreement with respect to such Securities, the Preferred Shares and the Depositary Shares, if any, will be duly and validly issued and fully paid and non-assessable; and all corporate action required to be taken for the authorization, issue and sale of the Depositary Shares has been validly and sufficiently taken and the Depositary Shares represent legal and valid interests in the Preferred Shares; the Preferred Shares and the Depositary Shares, if any, conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus as amended or supplemented with respect to such Securities;

(vii) The statements in the Basic Prospectus under the caption “Securities We May Offer” and the statements set forth in the General Disclosure Package and Prospectus under the captions “Description of Capital Stock,” “Description of Series H Preferred Stock,” “Description of Depositary Shares,” “Certain Terms of the Replacement Capital Covenant,” and

“Certain U.S. Income Tax Considerations,” insofar as these statements are descriptions of contracts, agreements or other legal documents or describe federal statutes, rules and regulations, are accurate summaries of the matters referred to therein.

(viii) The Registration Statement has been declared effective under the Securities Act; any required filing of each prospectus relating to the Offered Securities (including the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission. The Exchange Act reports incorporated by reference into the Registration Statement (other than the financial statements, including the notes and schedules thereto and the audit reports thereon, or any other financial data set forth or referred to therein or any document incorporated by reference therein or omitted therefrom, or any exhibits thereto, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

(ix) The Registration Statement, including without limitation the Rule 430B Information, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the Securities Act), other than the financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, and any trustee’s Statement of Eligibility on Form T-1 (each a “Form T-1”), as to which such counsel need express no opinion complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

(x) The Company is not, and after giving effect to the application of proceeds from the offering of the Securities as contemplated in the Prospectus, will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(xi) No consent, approval, authorization, license or order of, or qualification, filing or registration with, any court or governmental authority or agency is required in connection with the issuance or sale of the Depositary Shares or the Preferred Shares, or the consummation of the transactions contemplated by the Underwriting Agreement, except such as may be required under state securities or Blue Sky laws.

(xii) No consent, approval, authorization, license or order of, or qualification, filing or registration with, any federal or Delaware court or federal or Delaware government authority or agency is required for the performance by the Company of their obligations under the Underwriting Agreement or the consummation of the transactions contemplated thereby.

(xiii) To the best of such counsel’s knowledge, there are no contracts, indentures, mortgages, deeds of trust, loan agreements, notes, leases or other agreements or instruments required to be described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement other than those described or referred to therein or incorporated by reference and the description thereof or references thereto are correct.

(xiv) The issue and sale of the Preferred Shares and the Depositary Shares, if any, do not, and the compliance by the Company with all of the provisions of thereof, the Underwriting Agreement and the Deposit Agreement, if any, and the consummation of the transactions herein and therein contemplated, and the performance of the obligations hereunder and thereunder, will not result in a violation of any federal or state law nor will such action result in any violation of the provisions of the charter or bylaws of the Company.

Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, the General Disclosure Package, the Prospectus and the documents incorporated by reference therein, and in the course of preparation of those documents such counsel has participated in conferences with officers and other representatives of the Company and with representatives of Ernst & Young LLP and (y) based upon such counsel’s examination of the Registration Statement, the General Disclosure Package and the Prospectus and the documents incorporated by reference therein, such counsel’s investigations made in connection with the preparation of the Registration Statement, the General Disclosure Package, the Prospectus and the documents incorporated by reference therein and such counsel’s participation in the conferences referred to above, such counsel has no reason to believe that: (A) the Registration Statement including the Rule 430B Information (other than the financial statements, including the notes and schedules thereto and the audit reports thereon, or any other financial data set forth or referred to therein or in any document incorporated by reference therein or omitted therefrom, or any exhibits thereto, and any Form T-1, as to which no statement need be rendered), as of its effective date and each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f) under the Securities Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) that the Prospectus or any amendment or supplement thereto (other than the financial statements, including the notes and schedules thereto and the audit reports thereon, or any other financial data set forth or referred to therein or in any document incorporated by reference therein or omitted therefrom, or any exhibits thereto, as to which no opinion need be rendered) as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to such counsel’s attention that would lead such counsel to believe that the General Disclosure Package (other than the financial statements, including the notes and schedules thereto and the audit reports thereon, or any other financial data set forth or referred to therein or any document incorporated by reference therein or omitted therefrom, or any exhibits thereto, as to which no opinion need be rendered), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

Exhibit B

Opinion of General Counsel of the Company

The opinion of the General Counsel of the Company, to be delivered pursuant to Article V(c) of the Agreement, shall be to the following effect (all terms used herein which are defined in the Agreement have the meanings set forth therein):

(i) The Company is duly qualified to do business as a foreign corporation and is in good standing in each U.S. jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ii) U.S. Bank National Association is lawfully able to transact business in each jurisdiction in which it owns or leases substantial properties or conducts business, except for the jurisdictions in which the failure to be lawfully able to conduct business would not have a material adverse effect on U.S. Bank National Association and its subsidiaries, taken as a whole.

(iii) There are no pending or, to the best of the knowledge of such counsel, overtly threatened lawsuits or claims against the Company or its subsidiaries which are required to be disclosed in the General Disclosure Package and the Prospectus that are not disclosed as required.

(iv) The issue and sale of the Preferred Shares and the Depositary Shares, if any, do not, and the compliance by the Company with all of the provisions of thereof, the Underwriting Agreement and the Deposit Agreement, if any, and the consummation of the transactions herein and therein contemplated, and the performance of the obligations hereunder and thereunder, will not conflict with or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and that is material to the Company and its subsidiaries, taken as a whole.

B-1

Exhibit C

Opinion of Special Tax Counsel of the Company

The statements set forth in the General Disclosure Package and the Prospectus under the caption “United States Federal Income Tax Consequences,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects. In addition, the opinion or opinions of the Special Tax Counsel, to be delivered pursuant to Article V(e) of the Agreement, shall confirm the opinions set forth in the General Disclosure Package and the Prospectus under the caption “United States Federal Income Tax Consequences.”

C-1